UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 27, 2012

CLICKER INC.
(Exact name of registrant as specified in its charter)

Nevada	0-32923	26-4835457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse, Suite 304, Bay Harbor Islands, Florida 33154
(Address of principal executive offices)

Registrant’s telephone number, including area code: (786) 309-5190

Copy of correspondence to:

Michael Ference, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01                      Other Events.

On February 22, 2012, Clicker Inc., a Nevada corporation (the “Company”) filed a Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation to effect a 1-for-300 reverse split of the Company’s common stock (the “Reverse Split”) and to increase the Company’s common stock from 300,000,000 to 500,000,000 shares (the “Authorized Capital Increase”).  The Amendment, Reverse Split and the Authorized Capital Increase became effective on February 27, 2012.  These actions followed stockholder approval by written consent of the majority of the stockholders taken without a meeting on January 10, 2012, which approval granted authority to the Company’s Board of Directors to effect the Reverse Split and the Authorized Capital Increase.

The Reverse Split was announced by Financial Industry Regulatory Authority (“FINRA”) on February 24, 2012 and, on February 27, 2012, every 300 shares of the Company’s issued and outstanding common stock were combined into one share of common stock. The Company did not issue any fractional shares in connection with the reverse stock split.  Stockholders of record who otherwise would have been entitled to receive fractional shares will be entitled, upon surrender to our transfer agent of certificates representing such shares, an additional full share of common stock in lieu thereof.

On February 27, 2012, to indicate the reverse stock split, the OTCBB appended a “D” to the Company’s trading symbol and for a period of 20 trading days the Company’s common stock will be reported under the symbol “CLKZD.”  After the 20 trading days, the Company’s trading symbol will revert to “CLKZ.”  The new CUSIP number for the Company’s common stock is 18682T301.

Additional information about the Reverse Split and the Authorized Capital Increase is available in the Company’s definitive information statement filed with the Securities and Exchange Commission on January 26, 2012.

A copy of the Amendment effecting the Reverse Split and the Authorized Capital Increase is attached hereto as Exhibit 3.01.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

3.01	Certificate of Amendment to Articles of Incorporation of Clicker Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKER INC.

Dated: February 27, 2012	By:	/s/ LLOYD LAPIDUS
Lloyd Lapidus
Chief Executive Officer